UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011
_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Memorandum of Understanding to Cultivate Castor

On December 8, 2011, Prime Global Capital Group Incorporated (the “Company”) entered into a Memorandum of Understanding with Mr. Wichai Samphantharat, Chief District Officer of Srira Cha province, Thailand, pursuant to which the Srira Cha province government agreed to allocate to the Company 20 Rai (approximately 8 acres) of land for trial planting of castor seeds (the “MOU”).  The Company shall provide castor seeds for cultivation by third party farmers and station a minimum of two personnel at the trial planting site at its expense.  The Company intends to purchase the castor beans cultivated at the trial planting site.

Upon the satisfaction of the provincial government and the farmers with the trial planting, the provincial government shall allocate additional lands with a goal of reaching 500,000 Rai over a period of five years and promote and support the cultivation of castor among independent farmers.  Once a planting area of 4000 Rai has been achieved, the Company shall obtain the government’s approval to build and operate a castor processing plant with the goal of building and operating two castor processing plants over such five year period.  Similar to the trial planting, the Company intends to purchase the castor beans cultivated by third party farmers on the allocated land.

A copy of MOU in the original Thai and Chinese languages and a fair and accurate English translation of the MOU rendered internally by the Company are furnished hereto as Exhibits 99.1 and 99.2.  The information furnished pursuant to this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Approval of Initiating Up-listing Process

On December 12, 2011, our board of directors approved, authorized and directed our officers to initiate the process for listing shares of the Company’s common stock on one or more U.S. national securities exchanges including the NYSE Amex Equities Exchange.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1
Memorandum of Understanding, dated December 8, 2011, by and between Prime Global Capital Group Incorporated and Mr. Wichai Samphantharat, Chief District Officer of the Srira Cha province, Thailand (original)

99.2
Memorandum of Understanding, dated December 8, 2011, by and between Prime Global Capital Group Incorporated and Mr. Wichai Samphantharat, Chief District Officer of the Srira Cha province, Thailand (English translation)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: December 12, 2011

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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